SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                         April 24, 1997
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        Date of Report (Date of earliest event reported)


              AMERICAN RESOURCES OF DELAWARE, INC.
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     (Exact name of Registrant as specified in its charter)


                            Delaware
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         (State or other jurisdiction of incorporation)


         0-21472                          86-0713506
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(Commission File Number)       (IRS Employer Identification No.)

       160 Morgan Street
       P. O. Box 87
     Versailles, Kentucky                          40383
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(Address of principal executive offices)          (Zip Code)


                          (606)873-5455
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      (Registrant's Telephone Number, including Area Code)


                         Not Applicable
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 (Former name or former address, if changed since last report)

Item 1.      Changes in Control of Registrant.  Not Applicable.

Item 2.      Acquisition or Disposition of Assets. Not Applicable

Item 3.      Bankruptcy Receivership.  Not Applicable.

Item 4.      Change in Registrant's Certified Accountant.  Not
               Applicable.

Item 5.      Other Events.

             On April 21, 1997, the Company's Board of Directors authorized the Company to repurchase up to Two Million Dollars
($2,000,000.00) of the Company's common stock in market transactions from time to time at prices deemed to be favorable by the Company.

             On March 3,1997, the Company's Board of Directors adopted a resolution eliminating the Series B Preferred Stock and returning to the status of authorized but unissued Preferred Stock, without designation, the 1,000,000 shares of Preferred Stock heretofore designated as Series B Preferred Stock. The Certificate eliminating the Series B Preferred Stock was accepted by the Office of Secretary of State of Delaware on April 16, 1997. A copy of the Certificate is attached hereto as Exhibit 3.11.



Item 6.      Resignation of Registrant's Directors.  Not Applicable.

Item 7.      Financial Statements and Exhibits.

             (a)   Financial Statements.  Not applicable.

             (b)   Pro Forma Financial Information.  Not applicable.

             (c)   Exhibits:

                   Exhibit 3.11 Copy of the Certificate eliminating the Series B Preferred Stock.

                                      SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICAN RESOURCES OF DELAWARE, INC.



                                By:/s/Ralph A. Currie
                                   ------------------------------------
                                   Ralph A. Currie

                               Its: Chief Financial Officer

Dated:   April 24,1997
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                                3

              AMERICAN RESOURCES OF DELAWARE, INC.

                   CERTIFICATE OF ELIMINATION

                               OF

   6% JUNIOR CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B


       American Resources of Delaware, Inc., a Delaware corporation (the "Company"), certifies that:

       Article One. Pursuant to the provisions of the Restated
       -----------
Certificate of Incorporation of the Company and Section 151(g) of the General Corporation Law of Delaware, the Board of Directors of the Company has, by resolution, authorized and directed that the number of authorized shares of Preferred Stock of the Company designated as 6% Junior Cumulative Convertible Preferred Stock, Series B be reduced to zero; and that the 1,000,000 shares of Preferred Stock heretofore designated as 6% Junior Cumulative Convertible Preferred Stock, Series B be returned to the status of authorized shares of Preferred Stock, without designation.

       Article Two. The following resolutions were adopted by the
       -----------
Board of Directors of the Company at a meeting held March 3, 1997 to eliminate the series of Preferred Stock designated as 6%
Junior Cumulative Convertible Preferred Stock, Series B.

       WHEREAS, by resolution adopted September 26, 1994 and duly filed, the Board of Directors of the American Resources of Delaware, Inc. (the "Company") established a series of Preferred Stock of the Company, designated 6% Junior Cumulative Convertible Preferred Stock, Series B (the "Series B Preferred Stock"), consisting of 1,000,000 shares; and

       WHEREAS, no shares of Series B Preferred Stock are outstanding and no shares of Series B Preferred Stock will be issued subject to the certificate of designation previously filed with respect to the Series B Preferred Stock; and

       WHEREAS, the Board of Directors desires to adopt resolutions eliminating the Series B Preferred Stock and returning to the status of authorized by unissued Preferred Stock, without designation, the 1,000,000 shares of Preferred Stock heretofore designated as Series B Preferred Stock.

       NOW, THEREFORE, BE IT

       RESOLVED, that none of the authorized shares of Series B Preferred Stock are outstanding, and that none will be issued subject to the certificate of designation previously filed with respect to such series of Series B Preferred Stock; and, be it further

       RESOLVED, that the number of authorized shares of Series B Preferred Stock is reduced to zero, and the 1,000,000 shares of Preferred Stock heretofore designated as Series B Preferred Stock shall be, and hereby are, returned to the status of authorized but unissued Preferred Stock, without designation; and, be it further

       RESOLVED, that the officers of the Company be and hereby are authorized to prepare, execute and file on behalf of the Company such certificates and documents as may be appropriate under the General Corporation Law of Delaware to implement the foregoing resolutions.

       Article Three. In accordance with the foregoing resolutions
       -------------
and the provisions of Section 151(g) of the General Corporation Law of Delaware, all matters set forth in the Certificate of Designation with respect to such Series B Preferred Stock are hereby eliminated from the Company's Restated Certificate of Incorporation.

       IN WITNESS WHEREOF, said American Resources of Delaware,
Inc. has caused this Certificate to by duly executed by its President and Chief Executive Officer this 2nd day of April,
1997.

                                AMERICAN RESOURCES OF DELAWARE, INC.



                                By:/s/Rick G. Avare
                                   -------------------------------------
                                   Rick G. Avare
                                   President and Chief
                                   Executive Officer